ATAC Rotation Fund
Schedule of Investments
as of May 31, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 100.2%	Shares	Value
Schwab Intermediate-Term U.S. Treasury Fund	251,523	$12,178,744
SPDR Portfolio Long Term Treasury Fund(a)	487,205	13,086,326
Vanguard Extended Duration Treasury Fund	177,941	12,744,134
Vanguard Long-Term Treasury Fund(a)	229,747	13,081,794
TOTAL EXCHANGE TRADED FUNDS (Cost $53,219,644)		51,090,998

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 5.23%(b)	65,682	65,682
TOTAL SHORT-TERM INVESTMENTS (Cost $65,682)		65,682

TOTAL INVESTMENTS - 100.3% (Cost $53,285,326)		$51,156,680
Liabilities in Excess of Other Assets - (0.3)%		(167,313)
TOTAL NET ASSETS - 100.0%		$50,989,367

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day effective yield as of May 31, 2024.

Summary of Fair Value Disclosure as of May 31, 2024 (Unaudited)

ATAC Rotation Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$51,090,999	–	–	$51,090,999
Money Market Funds	65,682	–	–	65,682
Total Investments	$51,156,681	–	–	$51,156,681

Refer to the Schedule of Investments for additional information.